Exhibit 99.1
AMERICAN PACIFIC CORPORATION
 2002 DIRECTORS STOCK OPTION PLAN
(as amended and restated September 13, 2005)
ARTICLE I
PURPOSE
                         The purpose of the American Pacific Corporation 2002 Directors Stock Option Plan (the “Plan”) is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Directors with exceptional qualifications and (c) linking Directors directly to stockholder interests through increased stock ownership. The Plan will provide a means whereby such directors may purchase shares of the common stock, $.10 par value, of American Pacific Corporation upon exercise of options granted in accordance with the Plan.
ARTICLE II
DEFINITIONS
                          The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:
                          2.1      “Board” shall mean the Board of Directors of American Pacific Corporation.
                          2.2      “Change in Control” shall be deemed to have occurred if:
                                     (i)      a tender offer (or series of related offers) shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company, unless upon conclusion of such tender offer (or series of related offers) more than 50% of the outstanding voting securities of the Company or any surviving or resulting corporation shall nevertheless be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer or series of related offers), any employee benefit plan of the Company or its subsidiaries, and their affiliates;
          (ii)      the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;
          (iii)      the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries and their affiliates; or
          (iv)      a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the Company or any surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.
                         For purposes of this definition, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (A) the Company or any of its subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.
                         2.3      “Code” shall mean the Internal Revenue Code of 1986, as amended.
                         2.4      “Committee” shall mean the Corporate Governance Committee of the Board.
                         2.5      “Company” shall mean American Pacific Corporation.
                         2.6      “Director” shall mean any person who is a member of the Board of Directors of the Company.
                         2.7      “Eligible Person” shall mean any Director who is neither a full- nor a part-time Employee of the Company.
                         2.8      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
                         2.9      “Exercise Price” shall mean the price per Share at which an Option may be exercised, as specified in the applicable Option Agreement.
                         2.10     “Fair Market Value” shall mean the closing sale price of a Share as reported on the principal national securities exchange or automated quotation system on which the Shares are listed or traded on the Grant Date or on the next preceding trading day on which Shares were traded if no Shares were traded on the Grant Date. If the Shares are not listed or traded on a national securities exchange or automated quotation system, Fair Market Value shall mean the average of the closing bid and asked prices of the Shares in the over-the-counter market on the Grant Date, or the next preceding trading day on which closing bid and asked prices were available, if no closing bid and asked prices were available on the Grant Date. If Fair Market Value cannot be determined in the foregoing manner, it shall be determined by the Committee in accordance with the provisions of the Code. Such determination shall be conclusive and binding on all persons.
                         2.11      “Grant Date” shall mean the Initial Grant Date, any Subsequent Grant Date or any other date on which the Committee approves the grant of an Option.
                         2.12      “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
                         2.13      “Initial Grant Date” shall mean November 22, 2002, or if an Eligible Director is first elected to the Board subsequent to November 22, 2002 the date of such election.
                         2.14      “Option” shall mean an Option to purchase Shares granted pursuant to the Plan. Options do not qualify as incentive options described in Section 422(b) of the Code.
                         2.15      “Option Agreement” shall mean the written agreement described in Article VI hereof.
                         2.16      “Purchase Price” shall mean the Exercise Price multiplied by the number of whole Shares with respect to which an Option is exercised.
                         2.17      “Securities Act” shall mean the Securities Act of 1933, as amended.
                         2.18      “Shares” shall mean shares of common stock, $.10 par value, of the Company.
                         2.19      “Subsequent Grant Date” shall mean each anniversary of the Initial Grant Date.
ARTICLE III
ADMINISTRATION
                         3.1      General. The Committee shall administer the Plan in accordance with its express provisions. The Committee shall consist exclusively of three or more Eligible Persons, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (a) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (b) such requirements as any national securities exchange or automated quotation system on which the Shares are listed or traded may establish for administrators acting under stock option plans.

                         3.2      Powers of the Committee. The Committee shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan. The Committee’s determinations under the Plan shall be conclusive and binding on all persons.
ARTICLE IV
SHARES SUBJECT TO PLAN
                         Subject to adjustment in accordance with Article VIII, an aggregate of 200,000 Shares is reserved for issuance under the Plan. Shares sold under the Plan may be either authorized and unissued Shares or treasury Shares. If an Option or any portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject to such Option shall be available for future grants of Options.
ARTICLE V
GRANTS
                         5.1      Automatic Grants. On the Initial Grant Date, and on each Subsequent Grant Date, each Eligible Person shall be granted an Option to purchase 5,000 Shares. If the Committee determines that on a given Subsequent Grant Date, the number of Shares with respect to which Options are to be granted under this Section 5.1 exceeds the number of shares then available under the Plan for issuance as Options, the Committee may make a pro rata allocation to all of the Eligible Persons of the shares remaining available for issuance as Options on such Subsequent Grant Date, in as uniform a manner as shall be practicable and as it shall determine to be equitable.
                         5.2      Discretionary Grants. Subject to the provisions of Article VI of the Plan, the Committee shall have the authority, in its discretion to (a) grant Options to Eligible Persons on any date that is not an Initial Grant Date or a Subsequent Grant Date in lieu of an automatic option grant on a Subsequent Grant Date pursuant to Section 5.1 above, (b) grant Options to Eligible Persons on any date that is not an Initial Grant Date or a Subsequent Grant Date and (c) determine the number of Shares to be covered by such Options.
ARTICLE VI
TERMS OF OPTION
                         Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Person, which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price, which shall be the Fair Market Value of the Shares, and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with the Plan as the Committee may determine. The terms of the grant of Options to an Eligible Person may only be changed if permitted under Rule 16b-3 of the Exchange Act.

                         6.1      Term. The term of each Option shall be 10 years from the Grant Date, subject to earlier termination in accordance with Articles VI and VIII.
                         6.2      Restriction on Exercise. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that unless a longer vesting period is otherwise determined by the Committee at grant, an Option shall be exercisable as to one-half of the aggregate Shares covered thereby commencing on the Grant Date and as to the remaining one-half of the Shares covered thereby commencing on the first anniversary of the Grant Date.
                         6.3      Exercise Price. The Exercise Price for each Share subject to an Option shall be its Fair Market Value.
                         6.4      Manner of Exercise. An Option shall be exercised in accordance with its terms by delivery of a written notice of exercise to the Company and payment of the full Purchase Price of the Shares being purchased. An Eligible Person may exercise an Option with respect to all or fewer than all of the Shares as to which such Option may then be exercised, but in no event shall fractional Shares be issued.
                         6.5      Payment. The Purchase Price for Shares purchased upon exercise of an Option or portion thereof may be paid:
                                     (a)      in United States Dollars, in cash or by check, bank draft or money order payable to the Company;
                                     (b) by delivery of Shares already owned by an Eligible Person with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Exchange Act; or
                                     (c) through the written election of the Eligible Person to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.
                         6.6      Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution; provided, however, that to the extent the related Option Agreement provisions do not disqualify such option for exemption under Rule 16b-3 under the Exchange Act, an Option may be transferable during an Optionee’s lifetime to Immediate Family of an Optionee, partnerships and limited liability companies in which the only partners or members are members of the Optionee’s Immediate Family, and trusts established solely for the benefit of such Immediate Family; and provided, further, that an Option may be transferred pursuant to a qualified domestic relations order (as defined in the Code and the rules promulgated thereunder). An Option shall be exercisable during the Eligible Person’s lifetime only by the Eligible Person, his guardian, legal representative or permitted transferee.
                         6.7      Termination of Service. If an Eligible Person’s service as a Director terminates for any reason other than cause, an Option held on the date of termination may be exercised to the extent exercisable on the date of termination at any time within one year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate; provided, however, that if such termination occurs by reason of death or disability of the Optionee, an Option held on the date of termination may be exercised as to the full number of Shares covered thereby. If an Eligible Person’s service as a Director is terminated for cause, which determination shall be made by the Committee, Options held by him shall terminate concurrently with the termination of such service.
ARTICLE VII
GOVERNMENT AND OTHER REGULATIONS
                         7.1      Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals that shall then be in effect. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
                         7.2      Exercise of Option for Investment. Unless the reoffer and resale of Shares issuable under the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
ARTICLE VIII
ADJUSTMENTS
                         8.1      Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.
                         8.2      Change in Control. Upon the occurrence of a Change in Control, all outstanding Options shall become exercisable immediately as to the full number of Shares covered thereby on a date determined by the Committee providing a reasonable time thereafter within which to exercise such Options prior to the effectiveness of such Change in Control.

ARTICLE IX
AMENDMENT OR TERMINATION OF PLAN
                         9.1      Amendments. The Committee may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:
                                     (a)      increase the maximum number of Shares that may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article VIII;
                                     (b)      change the minimum Exercise Price set forth in Article VI;
                                     (c)      increase the maximum term of Options provided for in Article VI; or
                                     (d)      permit the granting of Options to any one other than as provided in Article V.
                         9.2      Termination. The Committee at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate on the tenth anniversary of its adoption by the Board. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.
                         9.3      Consent of Holder. No amendment, suspension or termination of the Plan shall, without the consent of the holder of an outstanding Option, alter or impair any rights or obligations under such Option.
ARTICLE X
MISCELLANEOUS PROVISIONS
                         10.1      Privilege of Stock Ownership. No Eligible Person entitled to exercise an Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered.
                         10.2      Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.
                         10.3      Use of Proceeds. Payment received from an Eligible Person upon the exercise of an Option shall be used for general corporate purposes of the Company.
                         10.4      Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options that may be granted hereunder and all matters related thereto, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

ARTICLE XI
STOCKHOLDER APPROVAL
                         The Plan is subject to approval by stockholders of the Company within 12 months after the date the Board approves the Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such stockholder approval. If the stockholders fail to approve the Plan within the required time period, any Options granted under the Plan shall be void and no additional Options may thereafter be granted thereunder.
ARTICLE XII
TAXES
                         The Company may make such provision as it may deem appropriate, consistent with applicable law, in connection with any Option granted under the Plan with respect to the withholding of any taxes or any other tax matters.
AMERICAN PACIFIC CORPORATION
ORIGINALLY ADOPTED NOVEMBER 12, 2002
AS AMENDED AND RESTATED SEPTEMBER 13, 2005